
<ARTICLE> 5
                                                          Exhibit 27.11
<LEGEND>
This schedule contains the restatement of summary financial information previously extracted from Textron Inc.'s Consolidated Balance Sheet as of September 27, 1997 and Consolidated Statement of Income for the nine months ended September 27, 1997, previously filed electronically with the Commission.
The aforementioned financial statements were not required to be restated in the Company's Annual Report on Form 8-K dated October 6, 1998.
</LEGEND>
<RESTATED>

<PERIOD-TYPE>                   9-MOS
<FISCAL-YEAR-END>                          JAN-03-1998
<PERIOD-END>                               SEP-27-1997
<CASH>                                              63
<SECURITIES>                                         0
<RECEIVABLES>                                        0
<ALLOWANCES>                                         0
<INVENTORY>                                      1,435
<CURRENT-ASSETS>                                 4,051
<PP&E>                                               0
<DEPRECIATION>                                       0
<TOTAL-ASSETS>                                  11,476
<CURRENT-LIABILITIES>                            2,338
<BONDS>                                          3,558
<COMMON>                                            24
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                         13
<OTHER-SE>                                       3,251
<TOTAL-LIABILITY-AND-EQUITY>                    11,476
<SALES>                                          6,088
<TOTAL-REVENUES>                                 6,352
<CGS>                                            4,975
<TOTAL-COSTS>                                    4,975
<OTHER-EXPENSES>                                     0
<LOSS-PROVISION>                                    18
<INTEREST-EXPENSE>                                 218
<INCOME-PRETAX>                                    472
<INCOME-TAX>                                       182
<INCOME-CONTINUING>                                271
<DISCONTINUED>                                     137
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                       408
<EPS-PRIMARY>                                     2.46
<EPS-DILUTED>                                     2.40


